Exhibit 10.1

[MRMI LETTERHEAD]

May 30, 2012

Gregory K. Silvers

EPT Concord II, LLC

c/o Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Dear Mr. Silvers:

Reference is made to that certain Option Agreement, dated as of December 21, 2011, between EPT Concord II, LLC (“EPT”), as owner of the Property described therein, and Monticello Raceway Management, Inc. (“MRMI”; together with EPT, collectively, the “Parties”), as tenant, as amended by that certain letter agreement, dated March 30, 2012, between EPT and MRMI and by that certain letter agreement, dated April 30, 2012, between EPT and MRMI (collectively the “Letter Agreements”), copies of which are attached hereto as Exhibit A. The term “Option Agreement” as used herein shall mean the Option Agreement as amended by the Letter Agreements. The Parties hereby agree to amend the Option Agreement to extend the MDA Outside Date (as defined therein) by thirty (30) days, such that the MDA Outside Date shall mean June 30, 2012. Neither EPT nor MRMI (nor any of their respective permitted successors or assigns) shall have the right to terminate the Option Agreement prior to the MDA Outside Date as extended by this letter agreement. Furthermore, the Parties agree to amend the Option Agreement to extend the term of the Option Exercise Period (as defined therein) by thirty one (31) days, such that the Option Exercise Period End Date (as defined therein) shall mean September 21, 2012 (as the same may be extended pursuant to Section 1(b) of the Option Agreement). Except for the extension of the MDA Outside Date and the Option Exercise Period End Date, the Option Agreement is unamended and remains in full force and effect.

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If the foregoing accurately sets forth your understanding of our agreement, please indicate your concurrence by signing in the space provided below and returning one copy of this letter to the undersigned. We look forward to continuing to work with you to complete the master development plan expeditiously.

Very truly yours, Monticello Raceway Management, Inc.

By:	/s/ Joseph A. D’Amato
Name: Joseph A. D’Amato
Title: Chief Executive Officer

Accepted and agreed to as of

the 30th day of May, 2012:

EPT Concord II, LLC

By:	/s/ Gregory K. Silvers
Name: Gregory K. Silvers Title: Vice President

With notice to:

EPT Concord II, LLC

c/o Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Attention: Asset Manager

And copies to:

Entertainment Properties Trust

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

Attention: General Counsel

and

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, New York 10004

Attention: Harry R. Silvera, Esq.